
Unlocking Value

Southwestern Energy Company

Presentation to

IPAA Oil & Gas Investment Symposium

April 2003

NYSE: SWN

Forward-Looking Statements

This presentation includes certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than historical financial information, may be deemed to be forward-looking statements. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Investors should carefully consider the risk factors and other information set forth in the Company's Form 10-K in connection with an investment in the shares of the Company's Common Stock. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the timing and extent of changes in commodity prices for gas and oil, the timing and extent of the Company's success in discovering, developing, producing, and estimating reserves, property acquisition or divestiture activities that may occur, the effects of weather and regulation on the Company's gas distribution segment, increased competition, legal and economic factors, governmental regulation, the financial impact of accounting regulations and critical accounting policies, changing market conditions, the comparative cost of alternative fuels, conditions in capital markets and changes in interest rates, availability of oil field services, drilling rigs, and other equipment, as well as other factors beyond the Company's control, and any other factors listed in the reports the Company has filed or may file with the SEC, which are incorporated by reference.

About Southwestern

- Focused on domestic production of natural gas.
  - 415.3 Bcfe of reserves; 90% natural gas; 10.4 R/P.
- Strategy built on organic growth through the drillbit.
  - Low-risk development balanced with high-potential exploration.
- Track record of adding significant reserves at low costs.
  - Since 1999, we've averaged production growth of 7% per year, 197% reserve replacement, F&D cost of $1.07 per Mcfe.
- Follow-on equity offering completed in March 2003. Raised $103.3 million to accelerate development drilling at Overton Field and reduce debt.
  - Improved our debt-to-capital ratio to 43.5% at 3/31/03 from 65.9% at 12/31/02.
- Strategy built on the Formula: $\frac{R^2}{A} \rightarrow V^{+}$

The *Right People* doing the *Right Things*, wisely investing the cash flow from the underlying *Assets* will create *Value +*.

About Southwestern

E&P Segment

- 2002 Reserves: 415.3 Bcfe
- 90% Natural Gas
- 2002 Production: 40.1 Bcfe [1]
- Reserve Life: 10.4 years

Utility Segment

- 140,000 customers in N. Arkansas
- Territory includes 6th fastest growing region in U.S.
- Filed rate case in November 2002


Gas Distribution
Ozark Pipeline

Arkoma
Reserves - 188.7 Bcf (45%)
Production - 19.8 Bcf (49%)

East Texas
Reserves - 111.0 Bcfe (27%)
Production - 5.9 Bcfe (15%)

Permian
Reserves - 57.1 Bcfe (14%)
Production - 6.9 Bcfe (17%) [1]

Gulf Coast
Reserves - 58.5 Bcfe (14%)
Production - 7.5 Bcfe (19%)

(1) Includes 2.0 Bcfe of production related to Mid-Continent properties sold during 2002.

Proven Track Record

For the Periods Ended December 31


Production (Bcfe)
32.9
35.7
39.8
40.1
1999 2000 2001 2002
Reserve Replacement
150%
196%
224%
209%
1999 2000 2001 2002
Reserve Additions (Bcfe)
49.3
70.1
89.3
83.7
1999 2000 2001 2002
F&D Cost ($/Mcfe)
$1.20
$0.99
$1.11
$1.02
1999 2000 2001 2002

Note: Reserve data excludes reserve revisions.

Capital Investments


180
135
90
45
0
($ Millions)
$75.7
$92.5 (1)
$92.1
$158.6
2000
2001
2002
2003
Plan
Utility & Corporate
Property Acquisitions
Capitalized Expenses
Leasehold & Seismic
Development Drilling
Exploration Drilling


East Texas
54%
Arkoma
18%
Gulf
Coast
13%
Permian
4%
Other
E&P
6%
Utility
5%

(1) Net of $13.5 million reimbursement from Overton Field partnership.

Forward-Looking Statement

Overton Field - An Impact Project


TX
Overton Field
16,500 Acres
South
Overton
Farm-in Acreage
5,800 Acres
LEGEND
Existing Wells at Year-End 2002

Overton Development Potential	Well Count	Approx. Spacing (Acres)	Reserve Potential (Net Bcfe)
Original Wells	16	640	22
2001 Development	15	400	36
2002 Development	18	250	53

Forward-Looking Statement

Overton Field - An Impact Project


TX
Overton Field
16,500 Acres
South
Overton
Farm-in Acreage
5,800 Acres
LEGEND
Existing Wells at Year-End 2002
Development Locations for 2003-2004

Overton Development Potential	Well Count	Approx. Spacing (Acres)	Reserve Potential (Net Bcfe)
Original Wells	16	640	22
2001 Development	15	400	36
2002 Development	18	250	53
2003 Proposed Development	**53**	**120***	**94***
2004 Proposed Development	**53**	**80***	**85***
TOTAL	**155**	**80***	**290**

* In higher potential areas.

Forward-Looking Statement

Current Overton Drilling Economics

Revenues	$4.00 per Mcfe
Production costs	$0.30 per Mcfe
Cash netback	$3.70 per Mcfe
F&D costs	$0.85 per Mcfe

Results:

Completed Well Cost	Pretax ROR	Pretax PVI
$1.5 MM(1)	35%(2)	1.9(2)

(1) Current completed well cost estimate.
(2) Assumes $4.00 per Mcf flat pricing and gross EUR of 2.2 Bcfe per well.

Forward-Looking Statement

Overton Field Gross Production


80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
Overton Net Production
Bcfe
2000 0.3
2001 2.3
2002 5.9
2003 Forecast (1) 10 - 13
2004 Forecast (1) 18 - 20
Potential Rate with Accelerated Drilling Program
Estimated Rate with 18 Well/Year Program
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04

Total Wells

18 Well Drilling Program	31	49	67	85
Accelerated Drilling Program [1]	31	49	102	155

(1) Assumes accelerated development of Overton with equity offering.

Forward-Looking Statement

Overton Field - Improved Drilling Results


Depth
(feet)
Drilling Days versus Depth
0
1000
2000
3000
4000
5000
6000
7000
8000
9000
10000
11000
12000
13000
0
5
10
15
20
25
30
35
40
45
50
55
60
Days
• Reduced drilling time by > 50%.
• Increased initial production by 200%.
• Gross EUR 2.2 Bcfe per well.
FINA Avg - 55 Days
2001 Avg - 35 Days
2002 Avg - 27 Days

Forward-Looking Statement

Arkoma Basin

Arkoma Basin	***3-Year Avg Results***
Reserve Replacement:	**97%**
LOE Cost (incl. Taxes) ($/Mcf):	**$0.30**
F&D Cost ($/Mcf):	**$1.08**



OK
AR
Fairway
Oklahoma
Arkansas
Haileyville
Success: 16/24
Net EUR: 9.3 Bcf
F&D/Mcf: $.82
Recent approval to develop field @ 80-acre spacing
Ranger Anticline
Success: 14/17
Net EUR: 15.6 Bcf
F&D/Mcf: $.85

Forward-Looking Statement

Gulf Coast Exploration

Gulf Coast	*3-Year Avg Results*
Reserve Replacement:	246%
LOE Cost (incl. Taxes) ($/Mcfe):	$0.65
F&D Cost ($/Mcfe):	$1.83



Horeb
Havilah
N. Grosbec
Gloria
Cheniere (2)
Crowne
Duck Lake
Malone
LEGEND
3D Seismic Acquired/Purchased in 2002
Existing 3D Seismic

Forward-Looking Statement

Exploration Potential - 195 Net Bcfe

Prospect Name	Operator	Spud Date	Working Interest	Depth	Objective	Unrisked Reserve Potential (Bcfe) Gross	Net
Arkoma Basin							
Midway	SWN	Dry	60.0%	11,400	Atoka	-	-
Permian Basin							
Birds of Prey	SWN	Producing	100.0%	5,000	Cherry Canyon	14.8	11.8
S. Roepke	SWN	Completing	50.5%	8,100	Devonian	1.0	0.4
Gaucho Deep	Devon	3Q 2003	25.0%	15,000	Devonian	30.0	6.0
Gulf Coast							
Jericho	SWN	Dry	35.0%	14,300	Frio	-	-
Shiloh	SWN	Drilling	75.0%	14,000	Cris R	164.0	92.3
Coleburn	SWN	2Q 2003	50.0%	12,700	Tex W	10.0	3.9
Ben Nevis	SWN	3Q 2003	50.0%	12,900	Miocene	45.0	16.9
Duck Lake (3)	SWN	3-4Q 2003	50.0%	16,000	Planulina	95.0	35.6
N. Shiloh	SWN	4Q 2003	75.0%	13,500	Planulina	50.0	28.1
					Total Reserve Potential	409.8	195.0

Forward-Looking Statement

How Have We Been Doing?



PVI ($/$)
F&D ($/Mcfe)
Reserve
Replacement (%)
$2.50
$2.00
$1.50
$1.00
$0.50
250%
200%
150%
100%
50%
New Management
New E&P Team
New Strategy
1997
1998
1999
2000(1)
2001
2002
F&D Cost
Reserve Replacement
PVI

Note: All metrics calculated exclude reserve revisions.

(1) PVI metrics calculated using pricing in effect at year-end (except for 2000 which was calculated at $3.00 per Mcf natural gas price).

Unit Cost Comparison - SWN is Competitive


$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
SWN

	Cimarex (1)	Magnum Hunter	St. Mary	Westport	Chesapeake	XTO	Mean	Median	**Southwestern**
Interest	$0.01	$0.70	$0.02	$0.20	$0.62	$0.34	$0.32	$0.27	**$0.45**
G&A	0.18	0.21	0.23	0.17	0.09	0.26	0.19	0.20	**0.33**
Operating	0.57	1.06	0.89	0.82	0.65	0.87	0.81	0.85	**0.60**
F&D	4.25	2.21	1.53	1.40	1.21	0.73	1.89	1.47	**1.17**

Note: Data represents 2000-2002 three-year averages. Income statement data for the years ended December 31 unless otherwise indicated. Finding cost data includes revisions.

(1) Cimarex Energy income statement data for the years 2000 and 2001 are for the year ended September 30.

Outlook for 2003

- **Production Targets:**
  - 42 - 44 Bcfe in 2003 (estimated growth of 5% to 10%).
  - 50 - 55 Bcfe in 2004 (estimated growth of 20% to 25%).

	2002 Actual	2003 Guidance NYMEX Price Assumptions	
	$3.22 Gas [(1)] $25.27 Oil [(1)]	$4.25 Gas $24.50 Oil	$5.00 Gas $28.00 Oil
Earnings	$14 MM	$33 - 36 MM	$45 - 48 MM
EPS	$.55	$.95 - $1.05	$1.30 - 1.40
Operating Income	$47 MM	$76 - 79 MM	$95 - 98 MM
Cash Flow	$80 MM	$117 - 120 MM	$136 - 139 MM
EBITDA	$100 MM	$134 - 137 MM	$152 - 155 MM

Note: Per share estimates for 2003 assume 34.2 million weighted average diluted shares outstanding (includes 9.5 million shares issued in follow-on offering). Cash flow is before changes in working capital.

(1) The average realized prices for our gas and oil production, after the effect of commodity hedge losses and basis differentials, were $3.00 per Mcf and $21.02 per Bbl, respectively, in 2002.

Forward-Looking Statement

Gas Hedges in Place Through 2004

	Type	Hedged Volumes	Average Price per Mcf (or Floor / Ceiling)	Percent of Total Production Hedged
2003	Swaps	13.3 Bcf	$3.47	30 - 35%
	Collars	17.1 Bcf	$3.26 / $5.05	40 - 45%
2004	Swaps	7.2 Bcf	$4.00	10 - 15%
	Collars	18.0 Bcf	$3.78 / $5.77	35 - 40%



MMcf
10,000
8,000
6,000
4,000
2,000
0
$3.25/$5.05 1.5 Bcf
$3.00/$4.75 1.0 Bcf
$3.00/$4.65 1.0 Bcf
$4.29 1.4 Bcf
$3.18 .75 Bcf
$3.20 1.5 Bcf
$4.00/$5.85 1.0 Bcf
$3.25/$5.05 1.5 Bcf
$3.00/$4.75 1.0 Bcf
$3.00/$4.65 1.0 Bcf
$3.92 1.1 Bcf
$3.18 .75 Bcf
$3.20 1.5 Bcf
$4.00/$5.85 1.0 Bcf
$3.25/$5.05 1.5 Bcf
$3.00/$4.75 1.0 Bcf
$3.00/$4.65 1.0 Bcf
$3.99 .9 Bcf
$3.18 .75 Bcf
$3.20 1.5 Bcf
$4.00/$6.20 1.0 Bcf
$3.25/$5.05 1.5 Bcf
$3.00/$4.75 1.0 Bcf
$3.00/$4.65 1.0 Bcf
$4.16 .7 Bcf
$3.18 .75 Bcf
$3.20 1.5 Bcf
$4.00/$6.90 1.0 Bcf
$4.00/$6.50 1.5 Bcf
$3.75/$4.55 1.0 Bcf
$3.25/$4.75 1.0 Bcf
$4.02 1.0 Bcf
$4.27 .6 Bcf
$4.28 .25 Bcf
$4.00/$6.90 1.0 Bcf
$4.00/$6.50 1.5 Bcf
$3.75/$4.55 1.0 Bcf
$3.25/$4.75 1.0 Bcf
$4.02 1.0 Bcf
$3.79 .6 Bcf
$3.81 .25 Bcf
$4.00/$6.90 1.0 Bcf
$4.00/$6.50 1.5 Bcf
$3.75/$4.55 1.0 Bcf
$3.25/$4.75 1.0 Bcf
$4.02 1.0 Bcf
$3.83 .5 Bcf
$3.85 .25 Bcf
$4.00/$6.90 1.0 Bcf
$4.00/$6.50 1.5 Bcf
$3.75/$4.55 1.0 Bcf
$3.25/$4.75 1.0 Bcf
$4.02 1.0 Bcf
$4.05 .5 Bcf
$4.06 .25 Bcf
1Q 2003
2Q
3Q
4Q
1Q 2004
2Q
3Q
4Q
NYMEX
Fixed Price
Collar

Forward-Looking Statement

Note: Southwestern has approximately 340,000 barrels of oil hedged at a fixed WTI price of $26.58 per barrel in 2003.

The Road to V^+

- Invest in the Highest PVI Projects.
  - Accelerate Overton Development with Proceeds from Equity Offering (PVI = 1.9 @ $4.00 Gas Price).
- Maximize Cash Flow.
- Stay the Course with Our Balanced Strategy.
- Deliver the Numbers.
  - Production and Reserve Growth.
  - Add Value for Every Dollar Invested.
- Continue to Tell Our Story.